SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. ____)

Filed by the Registrant                                       |X|
Filed by a Party other than the Registrant                    |_|

Check the appropriate box:
|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12


                            ANALYSTS INVESTMENT TRUST
                            -------------------------
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1)   Title of each class of securities to which transaction applies:
         _______________________________________________________________________

    2)   Aggregate number of securities to which transaction applies:
         _______________________________________________________________________

    3)   Per unit price or other underlying value of transaction
         computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________________________

    4)   Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
    5)   Total fee paid:
         -----------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)        Amount Previously Paid:
              __________________________________________________________________


    2)        Form, Schedule or Registration Statement No.:
              __________________________________________________________________


    3)        Filing Party:
              __________________________________________________________________


    4)        Date Filed:
              __________________________________________________________________

                               ANALYSTS STOCK FUND
                           ANALYSTS FIXED INCOME FUND
                         ANALYSTS AGGRESSIVE STOCK FUND
                              7750 MONTGOMERY ROAD
                             CINCINNATI, OHIO 45236




September [__], 2002

Dear Shareholder:

Enclosed you will find a notice, proxy statement, and proxy ballot regarding a Special Meeting of Shareholders of the Analysts Investment Trust to be held on October [___], 2002 at [9]:00 a.m. (EDT). WE URGE YOU TO EXERCISE YOUR VOTING RIGHTS BY MARKING AND RETURNING THE PROXY BALLOT AS SOON AS POSSIBLE. Please note that you may fax your proxy ballot to us if that is more convenient.

Your vote is important to us. If a majority of the proxy ballots are not returned, another mailing may be required which would result in additional costs. We urge you to return your ballot promptly.

This meeting has been called so that you may vote on the following matters:

     o Approval or disapproval of a management agreements for the Funds with Equity Analysts, Inc.;
     o Approval or disapproval of a sub-advisory agreement for the Funds, between Equity Analysts, Inc. and RiverPoint Capital Management, Inc.;
     o    To elect two nominees as members of the Board of Trustees; and
     o    To ratify the selection of independent accountants.

The enclosed proxy statement describes the proposal in greater detail.

Please read the proxy statement carefully, place your vote on the proxy ballot and return it promptly in the enclosed postage-paid envelope or by faxing the ballot to the Trust at 513-984-3327. We appreciate your continued support and confidence.

Sincerely,



Timothy Mackey
President

                               ANALYSTS STOCK FUND
                           ANALYSTS FIXED INCOME FUND
                         ANALYSTS AGGRESSIVE STOCK FUND
                              7750 MONTGOMERY ROAD
                             CINCINNATI, OHIO 45236

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD OCTOBER [___], 2002

Dear Shareholders:

The Board of Trustees of Analysts Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Analysts Stock Fund, the Analysts Fixed Income Fund and the Analysts Aggressive Stock Fund (each a "Fund," collectively the "Funds"), to be held at the principal offices of the Trust, 7750 Montgomery Road, Cincinnati, Ohio 45236, on October [___], 2002 at [9]:00 a.m. (EDT), for the following purpose:

     1. Approval or disapproval of management agreements for the Funds with Equity Analysts, Inc.

     2. Approval or disapproval of a sub-advisory agreement for the Funds between Equity Analysts, Inc. and RiverPoint Capital Management, Inc.

     3. To elect two nominees as members of the Board of Trustees to hold office until their successors are duly elected and qualified.

     4.   The ratification of the selection of independent accountants.

     5. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

           Shareholders of record at the close of business on September 3, 2002 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

                                               By Order of the Board of Trustees



                                                                   MARK G. SROFE
                                                                       Secretary
[September ___], 2002
                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE OR BY FAXING IT TO 513-984-3327, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                               ANALYSTS STOCK FUND
                           ANALYSTS FIXED INCOME FUND
                         ANALYSTS AGGRESSIVE STOCK FUND

                              7750 MONTGOMERY ROAD
                             CINCINNATI, OHIO 45236
                                  ------------

                                 PROXY STATEMENT
                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD OCTOBER [___], 2002
                                  ------------

           INTRODUCTION

           This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Analysts Investment Trust (the "Trust"), on behalf of the Analysts Stock Fund, the Analysts Fixed Income Fund and the Analysts Aggressive Stock Fund (each a "Fund," collectively the "Funds"), for use at the Special Meeting of the Shareholders of the Funds (the "Meeting") to be held at the principal offices of the Trust, 7750 Montgomery Road, Cincinnati, Ohio 45236, on October [___], 2002 at [9]:00 a.m. (EDT), and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about [September ___], 2002.

           The shareholders are being asked to consider the following Proposals:

  --------------- ------------------------------------------------------------------------------------------ ------------------
     PROPOSAL     DESCRIPTION                                                                                  APPLICABILITY
  --------------- ------------------------------------------------------------------------------------------ ------------------
  --------------- ------------------------------------------------------------------------------------------ ------------------
        I.        Approval of management agreements for the Funds with Equity Analysts, Inc.                     All Funds
  --------------- ------------------------------------------------------------------------------------------ ------------------
  --------------- ------------------------------------------------------------------------------------------ ------------------
        I.        Approval of a  sub-advisory  agreement for the Funds between  Equity  Analysts,  Inc.
                  and RiverPoint Capital Management, Inc.                                                        All Funds

  --------------- ------------------------------------------------------------------------------------------ ------------------
  --------------- ------------------------------------------------------------------------------------------ ------------------
       II.        Election of two nominees as members of the Board of Trustees to hold office
                  until their  successors are duly elected and qualified                                         All Funds

  --------------- ------------------------------------------------------------------------------------------ ------------------
  --------------- ------------------------------------------------------------------------------------------ ------------------
       III.       Ratification of the selection of independent accountants                                       All Funds
  --------------- ------------------------------------------------------------------------------------------ ------------------


THE TRUST WILL SUPPLY, WITHOUT COST, UPON REQUEST, A COPY OF THE FUNDS' MOST RECENT ANNUAL REPORT, WHICH INCLUDES FINANCIAL AND OTHER INFORMATION ABOUT THE FUNDS. MAIL YOUR REQUEST TO MARK G. SROFE, TREASURER, ANALYSTS INVESTMENT TRUST, 7750 MONTGOMERY ROAD, CINCINNATI, OH 45236, OR CALL 1-888-845-2611.

                                   PROPOSAL I.

                     APPROVAL OF A MANAGEMENT AGREEMENT WITH
                              EQUITY ANALYSTS, INC.

BACKGROUND

           Equity Analysts, Inc. ("Equity Analysts") currently serves as the investment adviser to each Fund. The shareholders of Equity Analysts have entered into an agreement to sell all of the issued and outstanding shares of Equity Analysts to Equity Analysts LLC. The current controlling shareholder of Equity Analysts is David Lee Manzler, Jr., the Trust's former President and a former Trustee. Mr. Manzler intends to sell his entire interest in Equity Analysts in the proposed transaction. The shareholders of Equity Analysts LLC are Timothy Mackey, the Trust's President and a Trustee, and Samuel Tuten. Mr. Tuten is the owner of Kinker Insurance which is not affiliated with the Trust. The parties to that transaction anticipate that it will close on or about September 30, 2002.

           Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a management agreement automatically terminates in the event the adviser has a change of control. The prospective transaction described above will cause a change of control of the Funds' adviser and the automatic termination of the old management agreement. As a result, the shareholders of each Fund are being asked to consider the approval of a new management agreement with Equity Analysts.

           The current management agreements for the Funds between the Trust and Equity Analysts were approved by the Board of Trustees, including a majority of the Trustees who are not interested persons as defined in the Investment Company Act, on August 9, 2001. The current management agreements were approved by the shareholders on September 28, 2001.

           APPROVAL OF THE NEW MANAGEMENT AGREEMENTS WILL NOT RAISE THE FEES PAID BY THE SHAREHOLDERS OF THE FUNDS. Subject to shareholder approval, the Board of Trustees of the Trust approved a new management agreement for each Fund with Equity Analysts.

THE CURRENT MANAGEMENT AGREEMENTS

           The current management agreements are materially identical to each other, except that each Fund pays a different management fee. The current management agreements require Equity Analysts to provide the Funds with such investment advice as it deems advisable, to furnish a continuous investment program for each Fund consistent with the applicable Fund's investment objectives and policies, and to determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by each Fund and the portion of each Fund's assets to be held uninvested, subject always to the applicable Fund's investment objective, policies and restrictions as are in effect from time to time and subject further to such policies and instructions as the Board of Trustees may from time to time establish. The current management agreements also provide that Equity Analysts will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Funds.

           The current management agreements are materially identical with regard to payment of expenses, in that Equity Analysts pays most operating expenses of the Funds, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Funds will also pay expenses which are authorized to be paid by the Funds pursuant to Rule 12b-1 under the Investment Company Act.

           Pursuant to the current management agreements, each Fund pays Equity Analysts a management fee computed and accrued daily and paid monthly at an annual rate as follows:

                     STOCK FUND: 2.00% of the average daily net assets of the Fund up to and including $20,000,000, 1.75% of such assets from $20,000,000 to and including $40,000,000, 1.50% of such assets from $40,000,000 to and including $100,000,000 and 0.75% of such assets in excess of $100,000,000.

                     FIXED INCOME FUND: 1.50% of the average daily net assets of the Fund up to and including $20,000,000, 1.25% of such assets from $20,000,000 to and including $40,000,000, 1.00%
                     of such assets from $40,000,000 to and including $100,000,000 and 0.75% of such assets in excess of $100,000,000.

                     AGGRESSIVE STOCK FUND: 2.75% of the average daily net assets of the Fund up to and including $20,000,000, 2.50% of such assets from $20,000,000 to and including $40,000,000, 2.00% of such assets from $40,000,000 to and including $100,000,000 and 1.50% of such assets in excess of $100,000,000.

           For the fiscal year ended July 31, 2002, the Stock Fund, the Fixed Income Fund and the Aggressive Stock Fund paid Equity Analysts advisory fees of [$______], [$______], and [$______], respectively.

THE NEW MANAGEMENT AGREEMENTS

           At its September 24, 2002 meeting, the Board of Trustees considered and approved, subject to approval by the shareholders of each Fund, a proposed new management agreement for each Fund. Each new management agreement will become effective upon the later of (i) the sale of the stock of Equity Analysts, or (ii) shareholder approval. The new management agreements are identical to each other except that each Fund pays a different management fee.

           Each new management agreement is materially identical to the current management agreement, including the management fee the Fund pays Equity Analysts, except for the effective date.

           Each new management agreement will remain in force for an initial term of two years, and from year to year thereafter, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the Investment Company Act) of each Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to the new management agreement or "interested persons" (as defined in the Investment Company Act) of any party to the new management agreement ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each new management agreement may be terminated at any time, on thirty days written notice, without the payment of any penalty, by the Board of Trustees, or by a vote of the majority of the outstanding voting securities (as defined in the Investment Company Act) of the applicable Fund, or by Equity Analysts at any time, on ninety days written notice, without the payment of any penalty. The new management agreements automatically and immediately terminate in the event of an assignment (as defined in Investment Company Act).

           In connection with purchases or sales of portfolio securities for the account of a Fund, Equity Analysts (or any sub-adviser) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by Equity Analysts, subject to review of these selections by the Board from time to time. Equity Analysts (or any sub-adviser) is responsible for the negotiation and allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, Equity Analysts (or any sub-adviser) must at all times seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

           The liability provisions of the new management agreements are the same as the current management agreements. The new management agreements provide that Equity Analysts and its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall not be liable for any damages, expenses or losses incurred by the Trust in connection with any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, the new management agreements or any other matter to which the agreements relate, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of Equity Analysts' duties under the new management agreements, or by reason of reckless disregard by any of such persons of Equity Analysts' obligations and duties under the new management agreements.

           The form of the new management agreements for the Funds is attached as Exhibit A. You should read the form agreements. The description in this Proxy Statement of the agreements is only a summary.

THE INTERIM MANAGEMENT AGREEMENT

           In the event that the sale of the stock of Equity Analysts occurs before shareholder approval is obtained for the new management agreements, Equity Analysts will serve as the investment adviser to the Funds pursuant to interim management agreements, dated as of the date that the sale transaction is completed.

           Ordinarily, shareholder approval must be obtained before a management agreement takes effect. Rule 15a-4 under the Investment Company Act, however, permits an investment adviser to a registered investment company to serve temporarily under an interim management agreement that is approved by a fund's board of trustees but that has not received shareholder approval, if the following conditions are met:

     (i) the compensation under the interim management agreement is no greater than under the previous agreement;
     (ii) the fund's board of trustees, including a majority of the disinterested trustees, has voted in person to approve the interim management agreement before the previous agreement is terminated;
     (iii) the fund's board of trustees, including a majority of the disinterested trustees, determines that the scope and quality of services to be provided to the fund under the interim management agreement will be at least equivalent to the scope and quality of services provided under the previous management agreement;
     (iv) the interim management agreement provides that the fund's board of trustees or a majority of the fund's outstanding voting securities may terminate the interim management agreement at any time, without payment of any penalty, on not more than 10 calendar days written notice to the adviser;
     (v) the interim management agreement contains the same provisions as the previous agreement with the exception of effective and termination dates, provisions required by Rule 15a-4, and other differences determined to be immaterial by the board of trustees; and
     (vi) the interim management agreement provides, in accordance with the specific provisions of Rule 15a-4, for the establishment of an escrow account for fees received under the interim management agreement pending approval of a new management agreement by shareholders.

           Interim management agreements meeting the above conditions were approved by the Board of Trustees on September 24, 2002 for each Fund. If necessary, Equity Analysts will serve as investment adviser pursuant to the interim management agreements for 150 days following the effective date or, if earlier, until new management agreements are approved by the shareholders. If the shareholders approve the new management agreements within the 150-day period, any amounts held in the escrow account, plus interest, will be paid to Equity Analysts. If shareholders do not approve the new management agreements, Equity Analysts will be paid the lesser of the costs incurred in performing its services under the interim management agreements or the total amount in the escrow account, plus interest earned.

INFORMATION CONCERNING EQUITY ANALYSTS, INC.

           Equity Analysts, Inc., 7750 Montgomery Road, Cincinnati, Ohio 45236, is a registered investment management firm organized as an Ohio corporation on September 4, 1984. After completion of the purchase transaction, Equity Analysts LLC will own all of the issued and outstanding shares of Equity Analysts stock. The following persons own more than a 10% interest in Equity Analyst LLC:
Timothy Mackey and Samuel Tuten. The names and principal occupations of the current principal executive officers and directors of Equity Analysts are set forth below. Unless otherwise indicated, the business address of each director and officer is 7750 Montgomery Road, Cincinnati, Ohio 45236.

------------------------------------- ------------------------------------------ ------------------------------------
NAME                                  POSITION WITH EQUITY ANALYSTS              PRINCIPAL OCCUPATION
------------------------------------- ------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------ ------------------------------------
David Lee Manzler, Jr.                President & Director                       President of Equity Analysts
------------------------------------- ------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------ ------------------------------------
Dawn Szeliga                          Secretary                                  Registered Representative of
                                                                                 Equity Analysts
------------------------------------- ------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------ ------------------------------------
Bernard J. McEvoy                     Director                                   Registered Representative of
                                                                                 Equity Analysts
------------------------------------- ------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------ ------------------------------------
Lawrence Tolliver                     Director                                   Human Resources officer,
5657 Wooster Pike                                                                Cincinnati Gear Company
Cincinnati, Ohio 45227
------------------------------------- ------------------------------------------ ------------------------------------

EVALUATION BY THE BOARD OF TRUSTEES.
-----------------------------------

           The Board has determined that continuity and efficiency of portfolio investment management services can best be assured by approving the new management agreements. The Board believes that the new management agreements will enable the Trust to continue to obtain management services of high quality and that the approval of the new management agreements is in the best interests of the Trust and the shareholders of each Fund.

           At a meeting of the Board of Trustees held on September 24, 2002, the Board, including the independent Trustees, evaluated the new management agreement for each Fund. Based on its review, the Board of Trustees believes that the terms of the new management agreements are fair to, and in the best interests of, the Trust and each Fund's shareholders. Accordingly, the Board of Trustees, including the independent Trustees, unanimously recommends approval by the shareholders of each new management agreement. In making this recommendation, the Trustees primarily evaluated (i) Equity Analysts' past performance as adviser to the Funds; (ii) financial statements of Equity Analysts; (iii) the experience, reputation, qualifications and background of Equity Analysts' investment personnel; (iv) the nature and quality of operations and services that Equity Analysts will continue to provide the Funds; (v) the benefits of continuity in services to be provided by Equity Analysts under the new management agreements; and (vi) Equity Analysts' desire to increase the size of the Funds.

           The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Funds, including, but not limited to: (i) the performance of the Funds since commencement of their operations; (ii) the distinct investment objective and policies of each Fund; (iii) that the compensation to be paid under the new management agreements will be the same as the rates paid under the current management agreements; (iv) that the terms of the new management agreements are substantially the same as the terms of the current management agreements; and (v) the financial condition of Equity Analysts.

           As a result of their considerations, the Trustees, including all of the Independent Trustees, determined that the new management agreements are in the best interests of the Funds and the shareholders. Accordingly, the Board of Trustees unanimously approved the new management agreements and voted to recommend them to shareholders for approval.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENTS.


                                  PROPOSAL II.

                APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
          EQUITY ANALYSTS, INC. AND RIVERPOINT CAPITAL MANAGEMENT, INC.

BACKGROUND

           RiverPoint Capital Management, Inc. ("RiverPoint"), formerly O'Sullivan, Sims & Hogan, Inc., has served as each Fund's investment sub-adviser since October 1, 2001. On July 26, 2002, RiverPoint accepted two new individuals as managing directors and shareholders, Valerie H. Newell, CPA, and Leon H Loewenstine, CPA, CFP. Under the Investment Company Act, a sub-advisory agreement automatically terminates in the event the sub-adviser has a change of control. The transactions described above caused a change of control and the automatic termination of the old sub-advisory agreement. As a result, the shareholders are being asked to consider the approval of a new sub-advisory agreement with RiverPoint for the Funds.

           The old sub-advisory agreement was approved by the Board of Trustees and by the shareholders on September 28, 2001. At that time, RiverPoint had no prior experience managing the assets of a mutual fund. Those persons at RiverPoint responsible for providing sub-advisory services to the Funds pursuant to the old sub-advisory agreement will continue to provide sub-advisory services.

           APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT WILL NOT RAISE THE FEES PAID BY THE SHAREHOLDERS OF THE FUNDS. Subject to shareholder approval, the Board of Trustees of the Trust approved a new sub-advisory agreement with RiverPoint for the Funds.

THE INTERIM SUB-ADVISORY AGREEMENT

           RiverPoint currently serves as the investment sub-adviser to the Funds pursuant to an interim sub-advisory agreement, dated July 26, 2002, between Equity Analysts, the Funds' investment adviser, and RiverPoint. Under the terms of the interim sub-advisory agreement, subject always to the control of the Board of Trustees, RiverPoint, at its expense, furnishes continuously an investment program for each Fund. RiverPoint must use its best judgment to make investment decisions, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. RiverPoint makes its officers and employees available to Equity Analysts from time to time to review investment policies and to consult with Equity Analysts regarding the investment affairs of the Funds. RiverPoint maintains books and records with respect to the securities transactions and renders to Equity Analysts such periodic and special reports as Equity Analysts or the Trustees may request. RiverPoint pays all expenses incurred by it in connection with its activities under the sub-advisory agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for the Funds. Under the interim sub-advisory agreement, as compensation for RiverPoint's sub-advisory services, Equity Analysts (NOT THE APPLICABLE FUND) pays RiverPoint an annual fee, as set forth below:

                     STOCK FUND: For services rendered with respect to the Stock Fund, RiverPoint receives a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of its average daily net assets.

                     FIXED INCOME FUND: For services rendered with respect to the Fixed Income Fund, RiverPoint receives a fee computed and accrued daily and paid monthly at an annual rate of 0.35% of its average daily net assets.

                     AGGRESSIVE STOCK FUND: For services rendered with respect to the Aggressive Stock Fund, RiverPoint receives a fee computed and accrued daily and paid monthly at an annual rate of 0.65% of its average daily net assets.

           However, the sub-advisory fee paid to RiverPoint is reduced during the first two years of the sub-advisory arrangement on assets that were in each Fund as of September 29, 2001 (the original effective date of the initial sub-advisory agreement with RiverPoint). Information regarding the reduction in the sub-advisory fee is provided in Addendum A to the Investment Sub-Advisory Agreement, which is attached to this Proxy Statement as Exhibit B.

           Ordinarily, shareholder approval must be obtained before a sub-advisory agreement takes effect. Rule 15a-4 under the Investment Company Act, however, permits an investment sub-adviser to a registered investment company to serve temporarily under an interim sub-advisory agreement that is approved by a fund's board of trustees but that has not received shareholder approval, if the following conditions are met:

     (vii) the compensation under the interim sub-advisory agreement is no greater than under the previous agreement;
     (viii) the fund's board of trustees, including a majority of the disinterested trustees, has voted in person to approve the interim sub-advisory agreement before the previous agreement is terminated;
     (ix) the fund's board of trustees, including a majority of the disinterested trustees, determines that the scope and quality of services to be provided to the fund under the interim sub-advisory agreement will be at least equivalent to the scope and quality of services provided under the previous sub-advisory agreement;
     (x) the interim sub-advisory agreement provides that the fund's board of trustees or a majority of the fund's outstanding voting securities may terminate the interim sub-advisory agreement at any time, without payment of any penalty, on not more than 10 calendar days written notice to the investment adviser;
     (xi) the interim sub-advisory agreement contains the same provisions as the previous agreement with the exception of effective and termination dates, provisions required by Rule 15a-4, and other differences determined to be immaterial by the board of trustees; and
     (xii) the interim sub-advisory agreement provides, in accordance with the specific provisions of Rule 15a-4, for the establishment of an escrow account for fees received under the interim sub-advisory agreement pending approval of a new sub-advisory agreement by shareholders.

           Because shareholder approval was not obtained for a new sub-advisory agreement before the prior agreement terminated, an interim sub-advisory agreement meeting the above conditions took effect. The interim sub-advisory agreement was approved by the Board of Trustees on July 26, 2002. RiverPoint will serve as investment sub-adviser pursuant to the interim sub-advisory agreement for 150 days after the approval or, if earlier, until a new sub-advisory agreement is approved by the shareholders. If the shareholders approve the new sub-advisory agreement within the 150-day period, the amount held in the escrow account, plus interest, will be paid to RiverPoint. If shareholders do not approve the new sub-advisory agreement, RiverPoint will be paid the lesser of the costs incurred in performing its services under the interim sub-advisory agreement or the total amount in the escrow account, plus interest earned.

THE NEW SUB-ADVISORY AGREEMENT.
------------------------------

           Subject to shareholder approval, Equity Analysts will enter into a new sub-advisory agreement with RiverPoint. The terms and conditions of the new sub-advisory agreement are substantially identical in all material respects to those of the interim sub-advisory agreement, except that the date of its execution, effectiveness, and termination are different, and all of the "interim" provisions, required by Rule 15a-4, have been removed.

            Like the interim sub-advisory agreement (and the prior agreement with RiverPoint), the new sub-advisory agreement permits the sub-adviser to accept research services from brokers in return for allocating the Funds' brokerage transactions to the brokers.

           The new sub-advisory agreement will become effective upon shareholder approval. The new sub-advisory agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the Investment Company Act) of each Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to the new sub-advisory agreement or "interested persons" (as defined in the Investment Company Act) of any party to the new sub-advisory agreement ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The new sub-advisory agreement may be terminated at any time, on thirty days written notice, without the payment of any penalty, by Equity Analysts with the consent of the Board of Trustees, by the Board of Trustees, or by a vote of the majority of the outstanding voting securities (as defined in the Investment Company Act) of each Fund, or by RiverPoint at any time, on ninety days written notice, without the payment of any penalty. The new sub-advisory agreement automatically and immediately terminates in the event of its assignment (as defined in Investment Company Act).

           The new sub-advisory agreement provides that RiverPoint shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds, except a loss resulting from willful misfeasance, bad faith or gross negligence, or RiverPoint's reckless disregard of its obligations.

            The new sub-advisory agreement for the Funds is attached as Exhibit
B. You should read the sub-advisory agreement. The description in this Proxy Statement of the new sub-advisory agreement is only a summary.

INFORMATION CONCERNING RIVERPOINT CAPITAL MANAGEMENT, INC.

           RiverPoint Capital Management, Inc., 312 Walnut Street, 31st Floor, Cincinnati, Ohio 45202, is a registered investment advisory firm organized as an Ohio corporation on August 8, 1996. The following persons currently own more than 10% of the shares of RiverPoint: P. Declan O'Sullivan, Russell S. Sims, Mark C. Hogan, Valerie L. Newell and Leon H. Loewenstine. For the period October 1, 2001 (commencement of the engagement of RiverPoint as sub-adviser) to the end of the last fiscal year, July 31, 2002, Equity Analysts paid sub-advisory fees to RiverPoint for the Stock Fund, the Fixed Income Fund and the Aggressive Stock Fund of $13,808, $6,029, and $3,147, respectively.

           The names and principal occupations of the principal executive officers and directors of RiverPoint are set forth below. The business address of each director and officer is 312 Walnut Street, 31st Floor, Cincinnati, Ohio 45202.


------------------------------------- ------------------------------------------ ------------------------------------
NAME                                  POSITION WITH RIVERPOINT                   PRINCIPAL OCCUPATION
------------------------------------- ------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------ ------------------------------------
Declan O'Sullivan                     Managing Director                          Investment Strategist
------------------------------------- ------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------ ------------------------------------
Russell Sims                          Managing Director                          Director of Research
------------------------------------- ------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------ ------------------------------------
Mark Hogan                            Managing Director                          Portfolio Manager
------------------------------------- ------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------ ------------------------------------
Valerie Newell                        Managing Director                          Portfolio Manager
------------------------------------- ------------------------------------------ ------------------------------------
------------------------------------- ------------------------------------------ ------------------------------------
Leon Loenwenstine                     Managing Director                          Portfolio Manager
------------------------------------- ------------------------------------------ ------------------------------------

EVALUATION BY THE BOARD OF TRUSTEES.
----------------------------------- -

           The Board has determined that continuity and efficiency of portfolio investment sub-advisory services can best be assured by approving the new sub-advisory agreement. The Board believes that the new sub-advisory agreement will enable the Trust to continue to obtain sub-advisory services of high quality and that approval of the new sub-advisory agreement is in the best interests of the Trust and the shareholders of each Fund.

           At a meeting of the Board of Trustees held on September 10, 2002, the Board, including the Independent Trustees, evaluated the impact of the proposed new sub-advisory agreement on each Fund. In evaluating the impact, the Board, including the Independent Trustees, requested, reviewed and discussed, with the assistance of legal counsel, materials furnished by Equity Analysts and RiverPoint, including financial information about RiverPoint, information regarding the new personnel and resources of RiverPoint and each Fund's performance during the period for which RiverPoint sub-advised the Funds.

           Based on its review, the Board of Trustees believes that approval of the proposed new sub-advisory agreement is in the best interests of the Trust and each Fund's shareholders. Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommends approval by the shareholders of the new sub-advisory agreement. In making this recommendation, the Trustees primarily evaluated (i) their satisfaction with the experience, reputation, qualifications and background of RiverPoint's investment personnel, (ii) the nature and quality of operations and services that RiverPoint will continue to provide the Funds, (iii) the benefits of continuity in services to be provided by RiverPoint, and (iv) the fact that the portfolio managers did not change as a result of RiverPoint's change of control.

           The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Funds, including, but not limited to (i) the performance of the Funds during the period for which RiverPoint sub-advised the Funds, (ii) the investment objective and policies of the Funds, (iii) the financial condition of RiverPoint, and (iv) that the terms of the new agreement are substantially identical to the prior agreement and the interim agreement.

           As a result of their considerations, the Trustees, including all of the Independent Trustees, determined that the new sub-advisory agreement is in the best interests of the Funds and the shareholders. Accordingly, the Board of Trustees unanimously approved the new sub-advisory agreement and voted to recommend it to shareholders for approval.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT.

                                  PROPOSAL III.

                              ELECTION OF TRUSTEES

           Effective September 10, 2002, David Lee Manzler, Jr., resigned as a Trustee of the Trust and as the President and Treasurer of the Trust. Walter E. Bowles, III, Robert W. Buechner and Chetan Damania continue to serve as Trustees. At a meeting held on September 10, 2002, the Board of Trustees appointed Timothy Mackey as a new Trustee to the Trust. The Board of Trustees has nominated Mr. Mackey to be elected by the shareholders as a Trustee to the Trust. Mr. Mackey has indicated a willingness to serve if elected.

           On September 10, 2002, the Board of Trustees increased the number of Trustees from four (4) to five (5). Dawn Szeliga has been nominated to fill the vacant trustee position. Ms. Szeliga has indicated a willingness to serve if elected.

           Each Trustee holds office until his or her successor is selected and qualified or until termination of the Trust or the Trustee's death, resignation or removal, whichever occurs first. Each Trustee oversees the three Funds in the Trust. Unless you give contrary instructions in the form of proxy, your proxy will be voted for the election of the two nominees. If a nominee should withdraw or otherwise become unavailable for election due to events not now known or anticipated, unless the Board reduces the number of trusteeships or you have withheld authority as to the election of one or both of the Trustees, your proxies will be voted for such other nominee or nominees as the Board may recommend.

           Information regarding the nominees for election is provided in the table below. Unless otherwise indicated, the business address of each director and officer.

------------------------------- --------------------- ------------------------------------------------------------- ----------------
           NOMINEE              POSITION WITH FUNDS                     PRINCIPAL OCCUPATION(S)                           OTHER
                                                                             (LAST 5 YEARS)                           DIRECTORSHIPS
------------------------------- --------------------- ------------------------------------------------------------- ----------------
------------------------------- --------------------- ------------------------------------------------------------- ----------------
Timothy Mackey                  President since       Registered Representative for Equity Analysts since April           None
7750 Montgomery Rd.
Cincinnati, Ohio 45236                                1999; Registered Representative for Legg Mason, June 1997
DOB:  1960                      September 2002        to March 1999
------------------------------- --------------------- ------------------------------------------------------------- ----------------
------------------------------- --------------------- ------------------------------------------------------------- ----------------
Dawn Szeliga                            None          Registered Representative for Equity Analysts since October         None
7750 Montgomery Rd.                                   2001; Registered Representative for Fidelity Investments,
Cincinnati, Ohio 45236                                January 1998 to October 2001; Plan Administrator for Fifth
DOB:  1955                                            Third Securities May 1992 to January 1998.
------------------------------- --------------------- ------------------------------------------------------------- ----------------

           Both Mr. Mackey and Ms. Szeliga are deemed to be "interested persons" of the Trust, as those terms are defined in the Investment Company Act, because of their positions with Equity Analysts and, in the case of Mr. Mackey, his position with the Trust.

           The dollar range of shares of each Fund beneficially owned by each nominee Trustee, as of September 3, 2002, is shown in the following table. For this purpose, "beneficial ownership" is defined in the regulations under section 16(a) of the Securities Exchange Act of 1934, as amended. The information is based on statements furnished to the Trust by the nominees.

------------------------------------ ------------------------------------ ---------------------------------------
          NOMINEE/TRUSTEE                       NAME OF FUND                         DOLLAR RANGE OF
                                                                                   SHARES IN EACH FUND
------------------------------------ ------------------------------------ ---------------------------------------
------------------------------------ ------------------------------------ ---------------------------------------
Timothy Mackey                       Stock Fund                                        $1 - $10,000
------------------------------------ ------------------------------------ ---------------------------------------
------------------------------------ ------------------------------------ ---------------------------------------
                                     Aggressive Stock Fund                             $1 - $10,000
------------------------------------ ------------------------------------ ---------------------------------------
------------------------------------ ------------------------------------ ---------------------------------------
Dawn Szeliga                         Fixed Income Fund                                 $1 - $10,000
------------------------------------ ------------------------------------ ---------------------------------------

                               COMPENSATION TABLE

           The Board of Trustees held five (5) regular meetings during the fiscal year ended July 31, 2002. Robert Buechner, Walter Bowles and Chetan Damania each attended four (4) of the Board meetings. David Manzler, Jr. attended all Board meetings. All Trustee compensation is paid by Equity Analysts, not the Trust or any Fund. Those Trustees who are not affiliated with Equity Analysts are paid a fee of $200 for each meeting attended. The following table provides certain information relating to the compensation of the Trust's Trustees for the fiscal year ended July 31, 2002.

--------------------------------------------- ----------------------------------
                    NAME                                  TOTAL COMPENSATION
                                   FROM TRUST
--------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------
David Lee Manzler, Jr.1                                           $0
--------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------
Walter E. Bowles, III                                            $800
--------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------
Robert W. Buechner                                               $800
--------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------
Chetan Damania                                                   $800
--------------------------------------------- ----------------------------------
(1) Effective September 10, 2002, Mr. Manzler is no longer a Trustee of the
    Trust.

                              TRUSTEES AND OFFICERS

           The principal occupations of the Trustees of the Trust who are not Trustee nominees and are not interested person Trustees, are as follows:

----------------------------------- ------------- ------------------------------------------------------------------- --------------
                  NOMINEE           POSITION WITH PRINCIPAL OCCUPATION(S)                                                 OTHER
                                        FUNDS     (LAST 5 YEARS)                                                      DIRECTORSHIPS
----------------------------------- ------------- ------------------------------------------------------------------- --------------
----------------------------------- ------------- ------------------------------------------------------------------- --------------
Walter Bowles                                     President of Webco Environmental Management, Inc., an                    None
11340 Montgomery Rd., Suite 206     Trustee since
Cincinnati, Ohio  45249                  1993
DOB:  1961                                        environmental consulting firm, since September 1993.
----------------------------------- ------------- ------------------------------------------------------------------- --------------
----------------------------------- ------------- ------------------------------------------------------------------- --------------
Robert Buechner
105 East Fourth St. Suite 300       Trustee since President of the law firm of Buechner, Haffer O'Connell, Meyers &
Cincinnati, OH 45202                     1993     Healey Co., LPA.; President Cincinnatus Association, a community         None
DOB:  1947                                        service organization, since June 2002.1
----------------------------------- ------------- ------------------------------------------------------------------- --------------
----------------------------------- ------------- ------------------------------------------------------------------- --------------
Chetan Damania                                    Engineer with Ethicon Endo-Surgery, a medical device                     None
6830 Raven Court                    Trustee since
Hamilton, Ohio                           2000
DOB:  1962                                        manufacturer, since November 1995.
----------------------------------- ------------- ------------------------------------------------------------------- --------------

(1) Mr. Buechner has served as the unpaid Secretary of Bowling Portfolio Management, Inc since 1997.

           The principal occupations of officers of the Trust who are not Trustee nominees are as follows:

------------------------ ------------------------- ----------------------------------------------------------- --------------------
             OFFICER       POSITION WITH FUNDS     PRINCIPAL OCCUPATION(S)                                     OTHER DIRECTORSHIPS
                          (LAST 5 YEARS)
------------------------ ------------------------- ----------------------------------------------------------- --------------------
------------------------ ------------------------- ----------------------------------------------------------- --------------------
Mark G. Srofe1           Secretary and Treasurer   Registered Representative for Equity Analysts since August         None
7750 Montgomery Road
Cincinnati, Ohio 45236                             2002; Registered Representative with Charles Schwab from
DOB:  1960                 since September 2002    February 1996 to August 2002.
------------------------ ------------------------- ----------------------------------------------------------- --------------------

(1)  Mr. Srofe is Timothy Mackey's Brother-in-law.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD OF TRUSTEES OF THE TRUST.


                                  PROPOSAL IV.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

           The Investment Company Act requires every registered investment company to be audited at least once a year by independent accountants selected by the Board of Trustees, including a majority of the Independent Trustees. The Investment Company Act also requires that the selection be submitted for ratification by the shareholders at their next meeting following the selection.

           Under this proposal, shareholders of each Fund are asked to ratify the Board's unanimous selection of Berge and Company, LTD ("Berge and Company") as the Funds' independent accountants for the fiscal year ending July 31, 2003. Berge and Company has been the independent accountants for the Stock Fund and the Fixed Income Fund since August 11, 1993. At that time, the Board of Directors unanimously selected Berge and Company as the independent accountants for each Fund based on its general auditing experience. Berge and Company has been the independent accountants for the Aggressive Stock Fund since March 25, 1999. At a meeting on September 10, 2002, the Board again selected Berge and Company as independent accountants for each Fund.

           AUDIT FEES. For the Funds' fiscal year ended July 31, 2002, the aggregate fees billed to date by Berge and Company for professional services rendered for the audit of the Funds' financial statements consist of $13,500.

           FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Berge and Company did not provide any financial information systems design and implementation services to the Trust or Equity Analysts for the Funds' fiscal year ended July 31, 2002.

           ALL OTHER FEES. For the Funds' fiscal year ended July 31, 2002, the aggregate fees billed by Berge and Company to Equity Analysts was $12,625 for the audit of Equity Analysts' financial statements. The Board of Trustees of the Trust has considered whether the provision of such additional services by Berge and Company is compatible with such firm's independence with respect to the Trust.

           Berge and Company representatives are not expected to be present at the meeting. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Berge and Company as each Funds' independent accountant.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT EACH FUNDS' SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS.

                             OPERATION OF THE FUNDS

           Each Fund is a series of Analysts Investment Trust, a diversified open-end management investment company organized as an Ohio business trust on May 28, 1993. The Board of Trustees supervises the business activities of the Funds. As described above, each Fund currently retains Equity Analysts, Inc., 7750 Montgomery Road, Cincinnati, Ohio 45236, as its investment adviser. Equity Analysts also serves as the exclusive agent for distribution of each Funds' shares.

                                    THE PROXY

           The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, your shares will be voted as follows:

     1. FOR ALL FUNDS: For approval of a management agreement for the Fund with Equity Analysts, Inc., the Funds' investment adviser

     2. FOR ALL FUNDS: For approval of a sub-advisory agreement for the Funds between Equity Analysts, Inc. and RiverPoint Capital Management, Inc., the Funds' sub-adviser.

     3. FOR ALL FUNDS: For the election of the two nominees as members of the Board of Trustees to hold office until their successors are duly elected and qualified.

     4. FOR ALL FUNDS: For the ratification of the selection of independent accountants.

     5. FOR ALL FUNDS: At the discretion of the proxy holders, in accordance with the recommendations of the Board of Trustees, if any, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.

You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING

           The close of business on September 3, 2002 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were 412,495 shares of beneficial interest of the Stock Fund, 197,551 shares of beneficial interest of the Aggressive Stock Fund and 369,515 shares of beneficial interest of the Fixed Income Fund issued and outstanding as of the Record Date. Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of each Fund entitled to vote is necessary to constitute a quorum for each Fund at the Meeting.

           An affirmative vote of the holders of a majority of the outstanding shares of each Fund is required for the approval of the proposed new management agreement and the proposed new sub-advisory agreement. As defined in the Investment Company Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (i) 67% or more of the voting shares of each Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of each Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of each Fund, whichever is less. The affirmative vote of a plurality of the voted shares of the Trust as a whole is necessary to approve the election of Trustees.

           As regards election of Trustees, the presence, in person or by proxy, of the majority of the shares entitled to vote of the Trust is necessary to constitute a quorum at the Meeting. As regards all other Proposals, the presence of the majority of the shares of each Fund entitled to vote is necessary to constitute a quorum at the Meeting for each Fund.

           "Broker non-votes" and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. Broker non-votes are shares held in the name of the broker, but for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. As a result, with respect to approval of the proposed sub-advisory agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

                        SECURITY OWNERSHIP OF MANAGEMENT

           The following table sets forth information, as of the Record Date, September 3, 2002, with respect to the dollar range of shares of each Fund beneficially owned by the Trustees and officers of the Trust who are not Trustee nominees.

------------------------------------- ----------------------------- -----------------------------
                NAME                          NAME OF FUND             DOLLAR RANGE OF SHARES
                                                                            IN EACH FUND
------------------------------------- ----------------------------- -----------------------------
------------------------------------- ----------------------------- -----------------------------
Walter Bowles                                 Stock Fund                $10,001 - $50,000
------------------------------------- ----------------------------- -----------------------------
------------------------------------- ----------------------------- -----------------------------
Walter Bowles                            Aggressive Stock Fund              $1 - $10,000
------------------------------------- ----------------------------- -----------------------------
------------------------------------- ----------------------------- -----------------------------
Robert Buechner                                Stock Fund                $10,001 - $50,000
------------------------------------- ----------------------------- -----------------------------
------------------------------------- ----------------------------- -----------------------------
Robert Buechner1                               Stock Fund                   $1 - $10,000
------------------------------------- ----------------------------- -----------------------------
------------------------------------- ----------------------------- -----------------------------
Robert Buechner2                               Stock Fund                $10,001 - $50,000
------------------------------------- ----------------------------- -----------------------------
------------------------------------- ----------------------------- -----------------------------
Chetan Damania3                                Stock Fund                   $1 - $10,000
------------------------------------- ----------------------------- -----------------------------
------------------------------------- ----------------------------- -----------------------------
Chetan Damania                           Aggressive Stock Fund              $1 - $10,000
------------------------------------- ----------------------------- -----------------------------
------------------------------------- ----------------------------- -----------------------------
Mark Srofe                                                                      None
------------------------------------- ----------------------------- -----------------------------

     1         As custodian for Leslie Buechner.
     2         As custodian for James Bradley.
     3         Mr. Damania is deemed to beneficially own shares held by Nema
               Damania.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

           The following table sets forth information, as of the Record Date, with respect to each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Trust to be the beneficial owner of more than 5% of any Fund's outstanding shares.


---------------------------------------- --------------------------------------------------- ----------------------- ---------------
             TITLE OF FUND                      NAME AND ADDRESS OF BENEFICIAL OWNER          AMOUNT BENEFICIALLY    PERCENT OF FUND
                                                                                                     OWNED
---------------------------------------- --------------------------------------------------- ----------------------- ---------------
---------------------------------------- --------------------------------------------------- ----------------------- ---------------
              Stock Fund                 Equity Analysts, Inc., 401k Plan                            25,412               6.16%
                                         7750 Montgomery Road
                                         Cincinnati, OH 45236
---------------------------------------- --------------------------------------------------- ----------------------- ---------------
---------------------------------------- --------------------------------------------------- ----------------------- ---------------
                                         J&M Precision 401k Plan
              Stock Fund                 1449 Middleboro Rd.                                         30,409               7.37%
                                         Blanchester, OH  45107
---------------------------------------- --------------------------------------------------- ----------------------- ---------------
---------------------------------------- --------------------------------------------------- ----------------------- ---------------
                                         Langdon, Inc. 401k Plan
              Stock Fund                 3845 Socialville-Foster Rd.                                 31,328               7.59%
                                         Mason, OH 45040
---------------------------------------- --------------------------------------------------- ----------------------- ---------------
---------------------------------------- --------------------------------------------------- ----------------------- ---------------
                                         Langdon, Inc. 401k Plan
         Aggressive Stock Fund           3845 Socialville-Foster Rd.                                 18,517               9.37%
                                         Mason, OH 45040
---------------------------------------- --------------------------------------------------- ----------------------- ---------------
---------------------------------------- --------------------------------------------------- ----------------------- ---------------
                                         J&M Precision 401k Plan
         Aggressive Stock Fund           1449 Middleboro Rd.                                         29,189               14.78%
                                         Blanchester, OH  45107
---------------------------------------- --------------------------------------------------- ----------------------- ---------------
---------------------------------------- --------------------------------------------------- ----------------------- ---------------
                                         Sandy Manzler
           Fixed Income Fund             5580 Windridge View                                         21,429               5.80%
                                         Cincinnati, OH 45243
---------------------------------------- --------------------------------------------------- ----------------------- ---------------
---------------------------------------- --------------------------------------------------- ----------------------- ---------------
                                         Perfection Petroleum
           Fixed Income Fund             P.O. Box 33                                                 23,200               6.28%
                                         Drake, KY 42128
---------------------------------------- --------------------------------------------------- ----------------------- ---------------
---------------------------------------- --------------------------------------------------- ----------------------- ---------------
                                         David Sandman
           Fixed Income Fund             3845 Socialville-Foster Rd.                                 24,185               6.55%
                                         Mason, OH 45040
---------------------------------------- --------------------------------------------------- ----------------------- ---------------
---------------------------------------- --------------------------------------------------- ----------------------- ---------------
                                         David Manzler Trust
           Fixed Income Fund             7750 Montgomery Road                                        32,816               8.88%
                                         Cincinnati, OH 45236
---------------------------------------- --------------------------------------------------- ----------------------- ---------------
---------------------------------------- --------------------------------------------------- ----------------------- ---------------
           Fixed Income Fund             Langdon, Inc. 401k Plan                                     35,845               9.70%
                                         3845 Socialville-Foster Rd.
                                         Mason, OH 45040
---------------------------------------- --------------------------------------------------- ----------------------- ---------------

           As the current controlling shareholder of Equity Analysts, David Lee Manzler, Jr. may be deemed to beneficially own the Equity Analysts' shares. Following the proposed sale of Equity Analysts to Equity Analysts LLC, Timothy Mackey, may be deemed to beneficially own the Equity Analysts' shares. As Trustee of the David Manzler Trust, David Lee Manzler, Jr. may be deemed to beneficially own the David Manzler Trust shares. When the shares owned by Equity Analysts and the David Manzler Trust are added to other shares beneficially owned by him, Mr. Manzler beneficially owns 9.89% of the outstanding shares of the Stock Fund and 11.29% of the outstanding shares of the Fixed Income Fund. When the shares owned by Equity Analysts are added to other shares beneficially owned by him, Mr. Mackey beneficially owns 6.24% of the outstanding shares of the Stock Fund.

           As of the Record Date, all Trustees and officers of the Trust as a group beneficially owned 1.56% of the outstanding shares of the Stock Fund, 1.36% of the Aggressive Stock Fund, and less than 1% of the Fixed Income Fund.

                              SHAREHOLDER PROPOSALS

           The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. Mark G. Srofe, Secretary, Analysts Investment Trust, 7750 Montgomery Road, Cincinnati, Ohio 45236.

                              COST OF SOLICITATION

           The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and Proxy and any additional material relating to the meeting and the cost of soliciting proxies will be borne by RiverPoint [AND EQUITY ANALYSTS]. In addition to solicitation by mail, Equity Analysts and RiverPoint will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of whom they have knowledge, and will reimburse them for their expenses in so doing. Certain officers and employees of the Trust, Equity Analysts and RiverPoint may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

           The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

                                 PROXY DELIVERY

           If you and another shareholder share the same address, the Trust will only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Trust at 513-792-5400 or write the Trust at 7750 Montgomery Road, Cincinnati, Ohio 45226.

                                               By Order of the Board of Trustees



                                                                   MARK G. SROFE
                                                                       Secretary
September [___], 2002

         PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX IT TO 513-984-3327.

EXHIBIT A
                              MANAGEMENT AGREEMENT

TO:        Equity Analysts Inc.
           7750 Montgomery Road
           Cincinnati, Ohio  45236

Dear Sirs:

           Analysts Investment Trust (the "Trust") herewith confirms our agreement with you.

           The Trust has been organized to engage in the business of an investment company. The Trust currently offers several series of shares to investors, one of which is the ________________ Fund (the "Fund").

           You have been selected to act as the investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Management Agreement (this "Agreement").

           1.        MANAGEMENT SERVICES

           You will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objectives and policies. You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified by the Board of Trustees including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund. Any such delegation shall not relieve you from any liability hereunder.

           You will also advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees and the appropriate committees of the Board regarding the conduct of the business of the Fund. You may delegate any of the responsibilities, rights or duties described above to one or more persons, provided you notify the Trust and agree that such delegation does not relieve you from any liability hereunder.

           2.        ALLOCATION OF CHARGES AND EXPENSES

           You will pay all operating expenses of the Fund, including the compensation and expenses of any trustees, officers and employees of the Fund and of any other persons rendering any services to the Fund including any sub-adviser retained pursuant to Paragraph 1 above; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares (excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act); and all other operating expenses not specifically assumed by the Fund.

           The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

           3.        COMPENSATION OF THE ADVISER

           For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of [see proxy statement].

           The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

           4.        EXECUTION OF PURCHASE AND SALE ORDERS

           In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you (or the sub-advisers retained pursuant to paragraph 1 above) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You (or the sub-advisers) will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you (or the sub-advisers) are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

           You (or the sub-advisers retained pursuant to Paragraph 1 above) should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you (or the sub-advisers) are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You (or the sub-advisers) are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you (or the sub-advisers) determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your (or the sub-advisers') overall responsibilities with respect to the Fund and to accounts over which you (or the sub-advisers) exercise investment discretion. The Fund and you (and the sub-advisers) understand and acknowledge that, although the information may be useful to the Fund and you (or the sub-advisers), it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

           Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you (or the sub-advisers) may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

           Subject to the provisions of the 1940 Act, and other applicable law, you (or the sub-advisers retained pursuant to Paragraph 1 above), any of your (or the sub-advisers') affiliates or any affiliates of your (or the sub-advisers') affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you (or the sub-advisers) give any advice to clients concerning the shares of the Fund, you (or the sub-advisers) will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your (and the sub-advisers') services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you (or they) may render investment advice, management and other services to others, including other registered investment companies.

           5.        LIMITATION OF LIABILITY OF ADVISER

           You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

           Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

           6.        DURATION AND TERMINATION OF THIS AGREEMENT

           This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board, or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

           If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

           This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

           7.        USE OF NAME

           The Trust and you acknowledge that all rights to the name "Analysts" or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust's right to the use of the name "Analysts" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "Analysts" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

           8.        AMENDMENT OF THIS AGREEMENT

           No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

           9.        LIMITATION OF LIABILITY TO TRUST PROPERTY

           The term "Analysts Investment Trust" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

           10.       SEVERABILITY

           In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

           11.       QUESTIONS OF INTERPRETATION

           (a) This Agreement shall be governed by the laws of the State of Ohio.

           (b) For the purpose of this Agreement, the terms "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

           (c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

           12.       NOTICES

           Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is Analysts Investment Trust, 7750 Montgomery Road, Cincinnati, Ohio 45236, and your address for this purpose shall be Equity Analysts, Inc., 7750 Montgomery Road, Cincinnati, Ohio 45236.

           13.       COUNTERPARTS

           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           14.       BINDING EFFECT

           Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

           15.       CAPTIONS

           The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

           If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                                    Yours very truly,
                                                    Analysts Investment Trust
ATTEST:

By: _________________________             By:_________________________________
Name/Title                                Timothy Mackey, President

Dated: ___________, 2002

                                                    ACCEPTANCE
                                                    The foregoing Agreement is
hereby accepted.

ATTEST:                                   Equity Analysts Inc.

By:__________________________             By:_________________________________
Name/Title                                Timothy Mackey, President


Dated: ___________, 2002

EXHIBIT B

                        INVESTMENT SUB-ADVISORY AGREEMENT

           This INVESTMENT SUB-ADVISORY AGREEMENT (this "Agreement"), dated as of the ____ day of October, 2002, is between Equity Analysts, Inc., an Ohio corporation (the "Adviser"), and RiverPoint Capital Management, Inc., an Ohio corporation (the "Sub-Adviser").

                              W I T N E S S E T H:

           WHEREAS, the Adviser acts as the investment adviser to Analysts Investment Trust, an Ohio business trust (the "Trust"), pursuant to Management Agreements dated September 28, 2001 (the "Management Agreements");

           WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

           WHEREAS, the Sub-Adviser first rendered investment advisory services to the Funds (as hereinafter defined) pursuant to an Investment Sub-Advisory Agreement dated as of September 28, 2001 (the "Initial Agreement");

           WHEREAS, the Sub-Adviser, is currently rendering investment advisory services to the Funds pursuant to an Interim Investment Sub-Advisory Agreement dated as of July 26, 2002; and

           WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Funds, and the Sub-Adviser is willing to render such services; and

           NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

           Section 1. APPOINTMENT AND STATUS OF SUB-ADVISER. The Adviser hereby appoints the Sub-Adviser to provide investment advisory service to each series of shares of beneficial interest of the Trust set forth on an executed Addendum to this Agreement (the "Funds" and each a "Fund"), for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

           Section 2. SUB-ADVISER'S DUTIES. Subject to the general supervision of the Trust's Board of Trustees (the "Board") and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of each Fund and the composition of the portfolio of securities and investments (including cash) belonging to each Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

                     (a) The Sub-Adviser shall furnish a continuous investment program for each Fund and determine from time to time what investments or securities will be purchased, retained or sold by each Fund and what portion of the assets belonging to each Fund will be invested or held uninvested as cash;

                     (b) The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement;

                     (c) The Sub-Adviser, in the performance of its duties and obligations under this Agreement for each Fund, shall act in conformity with the Trust's Declaration of Trust, its By-Laws and its Prospectus and with the instructions and directions of the Trust's Board of Trustees and the Adviser and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

                     (d) The Sub-Adviser shall determine the securities to be purchased or sold by each Fund and will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to Section 3 below;

                     (e) The Sub-Adviser shall maintain books and records with respect to the securities transactions of each Fund and shall render to the Adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or the Board may request; and

                     (f) The Sub-Adviser shall provide the Trust's custodian with such information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian.

           Section 3. EXECUTION OF PURCHASE AND SALE ORDERS. In connection with the purchases or sales of portfolio securities for the account of a Fund, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and placing of such orders, the Sub-Adviser will at all times seek for each Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

           The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Funds and to accounts over which the Sub-Adviser exercises investment direction. The Funds and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Funds and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

           Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, the Sub-Adviser may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

           Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the Funds' portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of any Fund, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Sub-Adviser's services to the Funds pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

           Section 4. BOOKS AND RECORDS. The Sub-Adviser shall keep the Trust's books and records required to be maintained by it pursuant to Section 2(e) of this Agreement. The Sub-Adviser agrees that all records which it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

           Section 5. EXPENSES OF THE SUB-ADVISER. During the term of this Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust who are "interested persons" of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for each Fund (including taxes and brokerage commissions, if any).

           Section 6. COMPENSATION OF THE SUB-ADVISER. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefore a fee with respect to each Fund at an annual rate as set forth on the Addendum executed with respect to such Fund and attached hereto. For purposes of determining the fee payable hereunder, the net asset value of each Fund shall be calculated in the manner specified in the Trust's Prospectus.

           Section 7. USE OF NAME. The Trust, and Sub-Adviser acknowledge that all rights to the name "Analysts" belong to the Adviser, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event the Adviser ceases to be the Adviser, the Trust's right to the use of the name "Analysts" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by the Adviser during the term of the Management Agreement upon ninety
(90) days' written notice by the Adviser to the Trust. Nothing contained herein shall impair or diminish in any respect the Adviser's right to use the name "Analysts" in the name of, or in connection with, any other business enterprises with which the Adviser is or may become associated. There is no charge to the Trust for the right to use these names.

           Section 8. LIABILITY OF THE SUB-ADVISER. Neither Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

           Any person, even though also a director, officer, employee, shareholder, member or agent of Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of Sub-Adviser, or one under Sub-Adviser's control or direction, even though paid by Sub-Adviser.

           Section 9. DURATION AND TERMINATION. The term of this Agreement shall begin on the date of this Agreement for each Fund as to which an Addendum hereto has been executed on the date of this Agreement and shall continue in effect with respect to each such Fund for a period of two years from the date of this Agreement. This Agreement shall continue in effect from year to year thereafter with respect to each Fund, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. If a Fund is added pursuant to an Addendum executed after the date of this Agreement, as described above, this Agreement shall become effective with respect to that Fund upon execution of the applicable Addendum and shall continue in effect until the next annual continuance of this Agreement and from year to year thereafter, subject to approval as described above. This Agreement may be terminated by the Adviser or the Trust with respect to any Fund at any time, without the payment of any penalty, by the Adviser with the consent of the Trust's Board of Trustees, by the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, in any such case on 30 days' written notice to the Sub-Adviser, or by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

           Section 10. AMENDMENT. This Agreement may be amended by mutual consent of the Adviser, the Sub-Adviser and the Trust, but the consent of the Trust must be approved (a) by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretation of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of each Fund affected by such amendment.

           Section 11. NOTICES. Notices of any kind are to be given in writing and shall be duly given if mailed or delivered to the Sub-Adviser at 312 Walnut Street, 31st Floor, Cincinnati, Ohio 45202, and to the Adviser at 7750 Montgomery Road, Cincinnati, Ohio 45236, or at such other address or to such other individual as shall be specified by the party to be given notice.

           Section 12. GOVERNING LAW. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

           Section 13. SEVERABILITY. In the event of any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

           Section 14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           Section 15. BINDING EFFECT. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

           Section 16. CAPTIONS. The captions to this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

           Section 17. CHANGE OF CONTROL. Sub-Adviser undertakes to notify Adviser and the Trust in writing sufficiently in advance of any change of control; as defined in Section 2(a)(9) of the 1940 Act, and will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

           Section 18. OTHER BUSINESS. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers or employees who may also be a trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the date and year first above written.

EQUITY ANALYSTS, INC.                       RIVERPOINT CAPITAL MANAGEMENT, INC.
By:                                         By:
   ------------------------------------          -------------------------------

Name:                                       Name:
       --------------------------------            -----------------------------

Title:                                      Title:
        -------------------------------             ----------------------------

                                   ADDENDUM A
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT

           For all services rendered by the Sub-Adviser hereunder with respect to the below-named Funds, the Adviser shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered hereunder, an annual fee with respect to each Fund equal to the percentage of the average daily net assets of the Fund set forth opposite its name below:

----------------------------------- -----------------------------------------------------------------------------------
STOCK FUND:                         0.50% of the average  daily net assets of the Fund.  However,  with respect to the amount of assets in the Stock Fund on the effective date of the Initial  Agreement
                                    (the "Initial  Assets"),  the sub-advisory fee shall be 0.20% of the average daily net assets during the first full year  following the effective date of the Initial
                                    Agreement.  The  sub-advisory  fee on the Initial  Assets shall  increase to 0.35%
                                    after the first full year following the effective  date of the Initial  Agreement, and shall  increase to 0.50% after the second full year  following  the  effective date of the Initial  Agreement,  in each case  provided  the Fund's  assets at the time of the scheduled increase are at least 80% of the Initial Assets.
----------------------------------- -----------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------
AGGRESSIVE STOCK FUND:              0.65% of the average  daily net assets of the Fund.  However,  with respect to the amount  of  assets  in the  Aggressive  Stock  Fund on the  effective  date of the
                                    Initial Agreement (the "Initial  Assets"),  the sub-advisory fee shall be 0.25% of average daily net assets during the first full year  following the effective  date of the  Initial  Agreement.  The  sub-advisory  fee on the  Initial  Assets  shall increase to 0.45% after the first full year  following the  effective  date of the
                                    Initial  Agreement,  and  shall  increase  to 0.65%  after  the  second  full year following the effective date of the Initial  Agreement,  in each case provided the
                                    Fund's  assets  at the time of the  scheduled  increase  are at  least  80% of the
                                    Initial Assets.
----------------------------------- -----------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------
FIXED INCOME FUND:                  0.35% of the average  daily net assets of the Fund.  However,  with respect to the amount of assets in the Fixed  Income Fund on the  effective  date  following  the effective date of the Initial Agreement (the "Initial  Assets"),  the sub-advisory fee  shall be 0.15% of  average  daily  net  assets  during  the  first  full year following the effective date of the Initial  Agreement.  The  sub-advisory  fee on the Initial  Assets  shall  increase to 0.25% after the first full year  following the effective  date of the Initial  Agreement,  and shall  increase to 0.35% after the second full year  following the effective  date of the Initial  Agreement,  in each case provided the Fund's assets at the time of the scheduled  increase are at least 80% of the Initial Assets.
----------------------------------- -----------------------------------------------------------------------------------


           IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their officers designated below as of the date set forth below.

EQUITY ANALYSTS, INC.                        RIVERPOINT CAPITAL MANAGEMENT, INC.

By:                                          By:
   ---------------------------------              ------------------------------

Name:                                        Name:
       -----------------------------                ----------------------------

Title:                                       Title:
        ----------------------------                 ---------------------------



This Addendum A is executed on October [___], 2002.

PROXY
                               ANALYSTS STOCK FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                               OCTOBER [___], 2002

The undersigned shareholder of the Analysts Stock Fund, (the "Fund"), a series of Analysts Investment Trust (the "Trust"), hereby nominates, constitutes and appoints Jennifer Kelhoffer and Mark Srofe, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 7750 Montgomery Road, Cincinnati, Ohio 45236, on October [___], 2002 at [9]:00 a.m., (EDT), and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

PROPOSAL I.                    APPROVAL OF MANAGEMENT AGREEMENT

APPROVAL OF A NEW MANAGEMENT AGREEMENT WITH EQUITY ANALYSTS, INC.

                    |_| FOR            |_| AGAINST              |_| ABSTAIN

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL.



PROPOSAL II.                   APPROVAL OF A SUB-ADVISORY AGREEMENT

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN EQUITY ANALYSTS, INC. AND RIVERPOINT CAPITAL MANAGEMENT, INC.

                    |_| FOR            |_| AGAINST              |_| ABSTAIN

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL.



PROPOSAL III.         ELECTION OF TRUSTEES

TO ELECT THE TWO PERSONS NAMED BELOW TO SERVE UNTIL THEIR SUCCESSORS ARE ELECTED AND HAVE QUALIFIED:
                     TIMOTHY MACKEY
                     DAWN SZELIGA

                               |_| AUTHORITY GIVEN  |_| AUTHORITY WITHHELD

THE BOARD OF TRUSTEES RECOMMENDS AN "AUTHORITY GIVEN" VOTE FOR THE ABOVE PROPOSAL. IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ONE BUT NOT BOTH OF THE NOMINEES, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME OF THE NOMINEE FOR WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

           --------------------------------------------

PROPOSAL IV.              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS FOR THE TRUST.

                    |_| FOR            |_| AGAINST              |_| ABSTAIN

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL.

THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.



________________                       DATED                          ,2002
                                             --------------- ---------
(Number of Shares)

_______________________________
                                       -----------------------------------------
(Please Print Your Name)               (Please Print Your Name)

                                                  ______________________________
---------------------------------------
(Signature of Shareholder)             (Signature of Shareholder)

     Please date this proxy and sign your name [as it appears on the label]. Executors, administrators, trustees, etc. should give their full titles.
                         All joint owners should sign.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

PROXY
                           ANALYSTS FIXED INCOME FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                               OCTOBER [___], 2002

The undersigned shareholder of the Analysts Fixed Income Fund (the "Fund"), a series of Analysts Investment Trust (the "Trust"), hereby nominates, constitutes and appoints Jennifer Kelhoffer and Mark Srofe, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 7750 Montgomery Road, Cincinnati, Ohio 45236, on October [___], 2002 at [9]:00 a.m., (EDT), and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

PROPOSAL I.                    APPROVAL OF MANAGEMENT AGREEMENT

APPROVAL OF A NEW MANAGEMENT AGREEMENT WITH EQUITY ANALYSTS, INC.

                    |_| FOR            |_| AGAINST              |_| ABSTAIN

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL.



PROPOSAL II.                   APPROVAL OF A SUB-ADVISORY AGREEMENT

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN EQUITY ANALYSTS, INC. AND RIVERPOINT CAPITAL MANAGEMENT, INC.

                    |_| FOR            |_| AGAINST              |_| ABSTAIN

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL.



PROPOSAL III.         ELECTION OF TRUSTEES

TO ELECT THE TWO PERSONS NAMED BELOW TO SERVE UNTIL THEIR SUCCESSORS ARE ELECTED AND HAVE QUALIFIED:
                     TIMOTHY MACKEY
                     DAWN SZELIGA

                               |_| AUTHORITY GIVEN  |_| AUTHORITY WITHHELD

THE BOARD OF TRUSTEES RECOMMENDS AN "AUTHORITY GIVEN" VOTE FOR THE ABOVE PROPOSAL. IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ONE BUT NOT BOTH OF THE NOMINEES, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME OF THE NOMINEE FOR WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

           --------------------------------------------

PROPOSAL IV.            RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS FOR THE TRUST.

                    |_| FOR            |_| AGAINST              |_| ABSTAIN

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL.

THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.



________________                       DATED                          ,2002
                                             --------------- ---------
(Number of Shares)

_______________________________
                                       -----------------------------------------
(Please Print Your Name)               (Please Print Your Name)

                                                  ______________________________
---------------------------------------
(Signature of Shareholder)             (Signature of Shareholder)

     Please date this proxy and sign your name [as it appears on the label]. Executors, administrators, trustees, etc. should give their full titles.
                         All joint owners should sign.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

PROXY
                         ANALYSTS AGGRESSIVE STOCK FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                               OCTOBER [___], 2002

The undersigned shareholder of the Analysts Aggressive Stock Fund (the "Fund"), a series of Analysts Investment Trust (the "Trust"), hereby nominates, constitutes and appoints Jennifer Kelhoffer and Mark Srofe, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 7750 Montgomery Road, Cincinnati, Ohio 45236, on October [___], 2002 at [9]:00 a.m.,
(EDT), and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

PROPOSAL I.                    APPROVAL OF MANAGEMENT AGREEMENT

APPROVAL OF A NEW MANAGEMENT AGREEMENT WITH EQUITY ANALYSTS, INC.

                    |_| FOR            |_| AGAINST              |_| ABSTAIN

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL.



PROPOSAL II.                   APPROVAL OF A SUB-ADVISORY AGREEMENT

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN EQUITY ANALYSTS, INC. AND RIVERPOINT CAPITAL MANAGEMENT, INC.

                    |_| FOR            |_| AGAINST              |_| ABSTAIN

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL.



PROPOSAL III.         ELECTION OF TRUSTEES

TO ELECT THE TWO PERSONS NAMED BELOW TO SERVE UNTIL THEIR SUCCESSORS ARE ELECTED AND HAVE QUALIFIED:
                     TIMOTHY MACKEY
                     DAWN SZELIGA

                               |_| AUTHORITY GIVEN  |_| AUTHORITY WITHHELD

THE BOARD OF TRUSTEES RECOMMENDS AN "AUTHORITY GIVEN" VOTE FOR THE ABOVE PROPOSAL. IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ONE BUT NOT BOTH OF THE NOMINEES, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME OF THE NOMINEE FOR WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

           --------------------------------------------

PROPOSAL IV.               RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS FOR THE TRUST.

                    |_| FOR            |_| AGAINST              |_| ABSTAIN

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL.

THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.



________________                       DATED                          ,2002
                                             --------------- ---------
(Number of Shares)

_______________________________
                                       -----------------------------------------
(Please Print Your Name)               (Please Print Your Name)

                                                  ______________________________
---------------------------------------
(Signature of Shareholder)             (Signature of Shareholder)

     Please date this proxy and sign your name [as it appears on the label]. Executors, administrators, trustees, etc. should give their full titles.
                         All joint owners should sign.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.